UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 11, 2020

Luna Innovations Incorporated
(Exact name of registrant as specified in its charter)

Delaware	000-52008	54-1560050
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
301 1st Street SW, Suite 200
Roanoke, Virginia 24011
(Address of principal executive offices, including zip code)
540-769-8400
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value per share	LUNA	The Nasdaq Stock Market LLC

Indícate by check mark whether the registrant is an emerging growth Company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders

At the 2020 Annual Meeting of Stockholders of Luna Innovation Incorporated (“Luna”) held on May 11, 2020, Luna’s stockholders approved four proposals, as proposed in the proxy statement, as follows: (i) the election of Warren B. Phelps, III and Mary Beth Vitale as Class II members of the Board of Directors, to serve until Luna’s 2023 Annual Meeting of Stockholders and until their successors are duly elected and qualified (“Proposal 1”); (ii) the approval, on a non-binding, advisory basis, of the compensation of Luna’s named executive officers (“Proposal 2”); (iii) the ratification of the selection of Grant Thornton LLP as Luna’s independent registered public accounting firm for the fiscal year ending December 31, 2020 (“Proposal 3”); and (iv) the approval of Luna’s 2020 Employee Stock Purchase Plan (“Proposal 4”).
Proposal 1. Election of Directors
The vote with respect to the election of directors was as follows:

	FOR	WITHHELD
Warren B. Phelps, III	16,897,533	48,841
Mary Beth Vitale	16,925,477	20,897
Proposal 2. Advisory Vote on Executive Compensation
The advisory vote on the compensation of Luna’s named executive officers was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
16,386,017	272,191	288,166	9,063,703
Proposal 3. . Ratification of Selection of Independent Registered Public Accounting Firm
The vote with respect to the ratification of the selection of Grant Thornton LLP as Luna’s independent registered public accounting firm for the year ending December 31, 2020 was as follows:

FOR	AGAINST	ABSTAIN
25,756,066	15,654	238,357
Proposal 4. Approval of Luna’s 2020 Employee Stock Purchase Plan
The vote with respect to the approval of Luna’s 2020 Employee Stock Purchase Plan was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
16,626,848	73,908	245,618	9,063,703

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Luna Innovations Incorporated

By:	/s/ Scott A. Graeff
Scott A. Graeff President and Chief Executive Officer
Date: May 13, 2020